Nasdaq: ZYME | zymeworks.com Agreement to Acquire Theravance Biopharma June 29, 2026 Transaction delivers high-visibility, long-duration recurring cash flows Exhibit 99.2

This presentation includes “forward-looking statements” or information within the meaning of the applicable securities legislation, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements in this presentation and the accompanying oral commentary include, but are not limited to, statements that relate to Zymeworks’ ability to complete the proposed transaction with Theravance; anticipated milestones payments; completion of Theravance’s previously announced organizational restructuring; Zymeworks’ flexibility to invest in its R&D pipeline and pursue strategic opportunities while returning capital to stockholders; future growth of YUPELRI® sales and future royalty payments; contingent milestone payments due to Theravance from the sale of Theravance’s Trelegy royalty interests; Zymeworks’ expectations regarding implementation of its long-term strategy to maximize value creation; Zymeworks’ and its partners’ clinical development of product candidates; potential safety profile and therapeutic effects of product candidates; the commercial potential of technology platforms and product candidates; the anticipated benefits of its collaboration agreements; and other information that is not historical information. When used herein, words such as “plan”, “believe”, “expect”, “may”, “continue”, “anticipate”, “potential”, “will”, “on track”, “progress”, “preserve”, “intend”, “could”, and similar expressions are intended to identify forward-looking statements. In addition, any statements or information that refer to expectations, beliefs, plans, projections, objectives, performance or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking. All forward-looking statements are based upon Zymeworks’ current expectations and various assumptions. Zymeworks believes there is a reasonable basis for its expectations and beliefs, but they are inherently uncertain. Zymeworks may not realize its expectations, and its beliefs may not prove correct. Actual results could differ materially from those described or implied by such forward-looking statements as a result of various factors, including, without limitation: any of Zymeworks’ or its partners’ product candidates may fail in development, may not receive required regulatory approvals, or may be delayed to a point where they are not commercially viable; Zymeworks and Theravance may not be able to successfully execute the acquisition; uncertainties regarding the commercial success of YUPELRI® and Trelegy; the anticipated benefits of the acquisition may not be realized or will not be realized within the expected time period; Trelegy may not achieve anticipated sales resulting in sales milestones not being met; Zymeworks may not achieve milestones or receive additional payments or royalties under its collaborations; regulatory agencies may impose additional requirements or delay the initiation of clinical trials; the impact of new or changing laws and regulations; market conditions, including the impact of tariffs; potential negative impacts of FDA regulatory delays and uncertainty around recent policy developments, changes in the leadership of federal agencies such as the FDA, staff layoffs, budget cuts to agency programs and research, and changes in drug pricing controls; the impact of pandemics and other health crises on Zymeworks’ business, research and clinical development plans and timelines and results of operations, including impact on its clinical trial sites, collaborators, and contractors who act for or on Zymeworks’ behalf; zanidatamab may not be successfully commercialized; Zymeworks’ business strategy related to anticipated and potential future milestones and royalty streams and existing and potential new partnerships may not be successfully implemented; Zymeworks’ evolution of its business strategy may not deliver meaningful stockholder returns; Zymeworks may be unsuccessful in actively managing and/or aggregating revenue-generating assets alongside its active R&D operations; ongoing and future clinical trials may not demonstrate safety and efficacy of any of Zymeworks’ or its collaborators’ product candidates; data providing early validation of our antibody drug conjugate platform and next generation pipeline programs may not be replicated in future studies; Zymeworks’ assumptions and estimates regarding its financial condition, future financial performance and estimated cash runway may be incorrect; inability to maintain or enter into new partnerships or strategic collaborations; the inability of Zymeworks to identify and consummate a strategic acquisition; and the factors described under “Risk Factors” in Zymeworks’ quarterly and annual reports filed with the Securities and Exchange Commission (copies of which may be obtained at www.sec.gov and www.sedarplus.ca). Although Zymeworks believes that such forward-looking statements are reasonable, there can be no assurance they will prove to be correct. Investors should not place undue reliance on forward-looking statements. The above assumptions, risks and uncertainties are not exhaustive. Forward-looking statements are made as of the date hereof and, except as may be required by law, Zymeworks undertakes no obligation to update, republish, or revise any forward-looking statements to reflect new information, future events or circumstances, or to reflect the occurrences of unanticipated events. Legal disclaimer

Transaction Overview & Strategic Rationale Ken Galbraith Chair & Chief Executive Officer

Expanding Zymeworks’ diversified cash flow through the acquisition of Theravance Biopharma Only approved commercial nebulized LAMA medicine Anticipated long-duration partner-driven cash-flows Partnership with OMERS Life Sciences for non-recourse $350M financing at an attractive rate $2.5B in Irish tax attributes LAMA: long-acting muscarinic antagonist; M: million; B: billion. *Factoring in the $100 million milestone payment expected from Royalty Pharma in Q1 2027 related to sales of TRELEGY, Zymeworks’ effective net investment is expected to be reduced by roughly 50%. Deal consideration $929M Zymeworks capital at risk $219M* Expected closing 2H26 Zymeworks cash of $219M* to gain access to an asset generating ~$60M annual profit share at current run-rates, with potential continued growth.

Zymeworks is uniquely positioned to capture the full value of this multi-component opportunity Irish Tax Attributes CASH FLOWS R&D TAX Preclinical I&I portfolio YUPELRI® (revenfenacin) life cycle management opportunities Exploring optionality to externalize ampreloxetine for additional monetary value $2.5B *A designee from Theravance Biopahrma will explore the opportunity to license, divest or otherwise monetize ampreloxetine for the period from closing through 12-months post-close, with the economics shared 20/80 between Zymeworks and Theravance Biopharma legacy shareholders. Transaction expected to deliver mid-teens IRR

Creating a more diversified portfolio of commercial, royalty and development-stage assets Zymeworks Partnered Portfolio ZW191 ZW251 ZW209 ZW220 ZW1528 ZW327 ZW427 ZW418 ZW439 DiscoveryPreclinicalPhase 1 R&D Portfolio Royalty TOPO 1i ADC MSAT AIID Pan-RAS ADC

Commercial Fundamentals & Investment Case Scott Platshon EVP & Chief Business Officer

Nebulized maintenance therapy is a critical treatment option for the treatment of COPD



More Symptoms
B
(LABA + LAMA)
A
(a bronchodilator)
E
(LABA + LAMA)
Higher Exacerbation Risk

Chronic Obstructive Pulmonary Disease (COPD) is a progressive lung disease and the 6th leading cause of death in the U.S. GOLD Guidelines suggest both B and E patients receive LAMA and LABA therapy.[1] 14-16M patients diagnosed with COPD in the U.S.[2]

YUPELRI® is the only once-daily nebulized LAMA maintenance medication for COPD approved in the U.S.[3] ~1.9M patients can benefit from YUPELRI®[4]

Millions of Patients are Optimally Suited for the Benefits YUPELRI® Offers



Patients transitioning from hospital to home care
Patients that struggle with inhalers
Patients with some level of cognitive decline
Patients with impaired inspiratory flow
Patients not well controlled on short-acting bronchodilators

1. Global Initiative for Chronic Obstructive Lung Disease 2026 Report; 2. CDC, 2023, NIH; 3. YUPELRI should not be initiated in patients during acutely deteriorating or potentially life-threatening episodes of COPD, or for the relief of acute symptoms, i.e., as rescue therapy for the treatment of acute episodes of bronchospasm. Acute symptoms should be treated with an inhaled short-acting beta2-agonist; 4. Addressable patient population quantifies the number of patients within the intended target profile. Sources: Citeline Pharma Custom Intelligence Primary Research April 2023, Symphony Health METYS Prescription Dashboard, SolutionsRx Med B FFS.
Slide adapted from Theravance Biopharma Corporate Presentation May 2026.

zymeworks 8

Theravance Biopharma is responsible for hospital promotion, while Viatris calls on community caregivers COPD patient experiencing symptoms or exacerbation is eligible for YUPELRI® Calls on hospital* Calls on community caregiver Fulfillment (Pharmacy, DME) Patients continue on YUPELRI® therapy as outpatient *Theravance Biopharma employs a relatively small sales force, of around 14 account managers, a few national account directors, and a medical group that focuses messaging on the hospital Slide adapted from Theravance Biopharma Corporate Presentation May 2026.

YUPELRI®: Anticipated long-duration and potentially growing cash flow stream

$266.6M
2025 U.S. net sales

+12%
YoY growth in 2025

35%
ZYME profit share

$125M
Remaining potential milestone payments

YUPELRI® Overview

Only marketed nebulized LAMA in the U.S.

Differentiated product offering with no direct competitor for COPD patients who want or need nebulized therapy.

Hospital channel provides meaningful upside

Theravance Biopharma is responsible for hospital promotion

Settled generics provides more certainty

All generic filers settled for April 2039 licensed launch dates for their versions of the product, subject to certain exceptions and other provisions customary for agreements of this type

U.S. Net Revenue 2019-2025 (millions of USD)



90
<5%
>95%
125
<5%
>95%
162
5%
95%
202
5%
95%
221
8%
92%
223
10%
90%
258
12%
88%
Hospital
Community
2019^
20^
21
22
23
24
25

- YUPELRI® has delivered consistent growth since launch with new center activation and organic growth
- Current reports suggests a roughly 87:13 split in YUPELRI® usage between Community and Hospital settings
- Recent YUPELRI® use has increased in the hospital from both new accounts and increased utilization, while community growth remains strong

^ Estimated given absence of Theravance Biopharma data.
Data suggests use in hospitals relative to total use has been between 5-12% between 2021-2025. Note: Sales in 2018 (~$5M) not shown given launch timing at end of year.
Source: EvaluatePharma; Theravance Biopharma data

zymeworks 10

Potential upside from other Theravance Biopharma portfolio assets

Royalty and milestone payments

- **TRELEGY ELLIPTA®:** GSK holds worldwide manufacturing and commercialization rights; following Theravance Biopharma's 2022 royalty monetization to Royalty Pharma, Zymeworks will be eligible for up to $100M in milestone payments in the event TRELEGY annual net sales in 2026 exceed $3,513B.
- **VIBATIV® (telavancin):** eligible to receive up to ~20% royalty on net sales from Cumberland*.

Strong TRELEGY Global Net Sales Growth ($M)



$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
2021
2022
2023
2024
2025
2026 E
$1,674
28% growth
$2,142
28% growth
$2,739
26% growth
$3,456
13% growth
$3,912
$4,160
$100M
$50M
Actuals²
Consensus Forecast³

Year	Global Net Sales Equivalent	Milestone to Theravance Biopharma
2026[1]	$3,163M	$50M
	$3,513M	$100M

1. If both milestones are achieved in a given year, Theravance Biopharma will only earn the higher milestone, payable by Royalty Pharma (RP) pursuant to the Equity Purchase and Funding Agreement, dated as of July 13, 2022, by and between Theravance Biopharma, Inc. and RP. 2. GSK-reported Net Sales in USD. 3. Bloomberg Consensus as of 05/04/26.
*Eligible to receive ~20% royalty on net sales in excess of $2.5M threshold of sales for the calendar year, capped at $100M.
Charts adapted from Theravance Corporate Presentation as of May 2026.

zymeworks 11

Potential upside from other portfolio assets Gain ownership of immunology and inflammation R&D assets $2.5B in Irish Tax attributes Zymeworks will retain ownership of Theravance Biopharma’s research and development assets, which will be evaluated in the context of its broader pipeline and capital allocation framework.  Ampreloxetine, a long-acting norepinephrine reuptake inhibitor in development for symptomatic neurogenic orthostatic hypotension in patients with multiple system atrophy. I&I portfolio for evaluation with potential to selectively develop An attractive growing source of strategic flexibility that could enhance the economics of future activities Exploring potential to externalize acquired assets, such as to license, divest or otherwise monetize* Upside Opportunity for Zymeworks *A designee from Theravance Biopahrma will explore the opportunity to license, divest or otherwise monetize ampreloxetine for the period from closing through 12-months post-close, with the economics shared 20/80 between Zymeworks and Theravance Biopharma legacy shareholders.

Capital-Efficiency & Financing Structure Kristin Stafford EVP & Chief Financial Officer

Non-recourse note serviced by YUPELRI® cash flows

No equity issued. No shareholder dilution. Cash flows from Theravance Biopharma's rights to 35% YUPELRI profit share secure and repay the acquisition financing.

Key Terms of Notes

Financing partner:	OMERS Life Sciences
Principal:	$350M
Coupon:	8.25%
Maturity:	2036
Structure:	Non-recourse financing[1]
Collateral:	Assets related to YUPELRI®
Primary repayment:	75% of YUPELRI ® profit share payments
Optional prepayment:	105/105/103/102/101/Par

Cash Flow Waterfall

YUPELRI U.S. Net Sales

$266.6M (2025) – Viatris records and manages collaboration arrangement

▼

35% Profit Share → ZYME

~$60M annually at current run-rate and potential growth

▼ ▼

75% share to OMERS until note repaid

Services interest and principal to OMERS, then reverts to Zymeworks.

25% share to Zymeworks

Capital for allocation to R&D, acquisitions and share repurchases

1. OMERS' claim is non-recourse. Zymeworks' corporate assets are not pledged; 2. OMERS' claim is on assets and entities of Theravance Biopharma related to YUPELRI® only.

zymeworks 14

Theravance Biopharma cash at closing and non-recourse financing limits Zymeworks capital at risk Zymeworks Balance Sheet* Non-Recourse Royalty Financing Theravance Biopharma Cash* Purchase Price* * Figures represent approximate values at time of closing, net of transaction costs. This information is provided for illustrative purposes only and should not be considered in isolation from, or as a substitute for, the historical financial statements of Zymeworks. **Anticipated $100 million milestone payment from Royalty Pharma in Q1 2027 related to sales of TRELEGY Anticipated Milestone Payment** Sources of Funding Zymeworks Cash at Risk Deal Consideration

Executing on a model that combines R&D and acquisitions to compound value for shareholders

Acquisitions diversify the foundation for projected durable revenue growth

1

Immediate revenue

YUPELRI® profit share at close provides additional recurring, non-dilutive, self-financing

2

Strategic validation

First execution of our novel strategy to add passive cash flows with disciplined pricing

3

Compounding platform

Additional cash flows provide more optionality for capital allocation to build on IRR

R&D provides upside optionality

1

Ongoing pipeline development

- ZW191 & ZW251 Phase 1 trials initiated
- ZW209 IND anticipated in 2026

2

Partnerships & Spinouts

Evaluating opportunities both within wholly owned pipeline and acquired assets from Theravance Biopharma

3

Continued innovation in R&D

Pan-RAS ADC platform unveiled with three new candidates

zymeworks 16

Q&A Q&A Ken Galbraith Chair & Chief Executive Officer Kristin Stafford EVP & Chief Financial Officer Scott Platshon EVP & Chief Business Officer